UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 6, 2023

Oncternal Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50549	62-1715807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12230 El Camino Real Suite 230 San Diego, CA 92130 (858) 434-1113

(Address and zip code; telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ONCT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed to ensure the correct item number tag, Item 2.02, is reflected in the EDGAR system for the submission of the Current Report on Form 8-K filed on January 6, 2023. No substantive changes have been made to the disclosures previously provided.

Item 2.02. Results of Operations and Financial Condition.

Oncternal Therapeutics, Inc. (“Oncternal”) estimates that its cash and cash equivalents were $63.7 million and it had 57.5 million shares of common stock outstanding as of December 31, 2022. During the quarter ended December 31, 2022, Oncternal sold 1,947,034 shares of common stock under its at-the-market equity offering program. These amounts are preliminary and are subject to completion of financial closing procedures. As a result, these amounts may differ from the amounts that will be reflected in Oncternal’s financial statements as of and for the quarter ended December 31, 2022.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Oncternal cautions readers that statements contained in this report regarding matters that are not historical facts are forward-looking statements. These statements are based on Oncternal’s current beliefs and expectations. Such forward-looking statements include Oncternal’s estimated cash and cash equivalents and capitalization as of December 31, 2022. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited to, potential changes in estimated cash and cash equivalents and capitalization based on the completion of financial closing procedures and release of complete results for the quarter ended December 31, 2022, risks associated with the clinical development and process for obtaining regulatory approval of Oncternal’s product candidates, such as potential delays in the commencement, enrollment and completion of clinical trials, and other risks described in Oncternal’s filings with the Securities and Exchange Commission. Oncternal cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Oncternal undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncternal Therapeutics, Inc.

Date: January 17, 2023	By:	/s/ Richard G. Vincent
Name: Richard G. Vincent
Title: Chief Financial Officer